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                                                                    EXHIBIT 10.1

10.     REGISTRATION RIGHTS.

        (a) CERTAIN DEFINITIONS. As used in this Section 10, the following terms shall have the following respective meanings:

                "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of shares of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation, or any registration statement that does not permit secondary sales).

                "REGISTRATION EXPENSES" means the expenses described in Section 10(e) hereof.

                "REGISTRABLE STOCK" means (i) the shares of Common Stock issuable upon exercise of this Warrant and (ii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are shares of Registrable Stock shall cease to be shares of Registrable Stock (A) upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act or (B) at such time as they are eligible for sale pursuant to Rule 144(k) under the Securities Act.

        (b)     REQUIRED REGISTRATIONS.

                (i) At any time that the Company is eligible to file a Registration Statement on Form S-3 (or any successor for relating to secondary offerings), the Holder may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of the Registrable Stock owned by the Holder having an aggregate offering price of at least $250,000 (based on the then current Fair Market Value, determined in accordance with Section 3(a) hereof); provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the such shares of Registrable Stock requested to be registered by the Holder and all other holders with contractual registration rights may not be included in the offering, then the Holder and all other holders of securities entitled by contract to include them in such Form S-3 Registration Statement shall participate in the registration PRO RATA based upon the number of shares of Registrable Stock or other securities which they have requested to be so registered (on an as-converted to shares of Common Stock basis). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all shares of Registrable Stock or other securities which the Company has been requested to so register.


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                (ii)    The Company shall be required to effect up to two
registrations pursuant to Section 10(b)(i) above; provided, however, that (i) a registration shall not count as one of the two permitted registrations if less than one-quarter of the shares of Registrable Stock requested to be included in such registration are included and (ii) the Company shall not be required to effect any registration within the nine months after the effective date of any other Registration Statement of the Company pursuant to Section 10(b)(i) or that permits inclusion of shares of Registrable Stock pursuant to Section 10(c) of this Warrant.

                (iii) If at the time of any request to register shares of Registrable Stock pursuant to this Section 10(b), the Company is engaged or has fixed plans to engage within 90 days of the time of the request in a registered public offering as to which the Holder may include shares of Registrable Stock pursuant to Section 10(c), or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of four months from the date of receipt of the request by the Holder pursuant to this Section 10(b), such right to delay a request to be exercised by the Company not more than once in any twelve-month period.

        (c)     INCIDENTAL REGISTRATION.

                (i) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 10(b)) at any time and from time to time, it will, prior to such filing, give written notice to the Holder of its intention to do so and, upon the written request of the Holder given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such shares of Registrable Stock), the Company shall use its best efforts to cause all shares of Registrable Stock which the Company has been requested by the Holder to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 10(c) without obligation to the Holder.

                (ii) In connection with any registration under this Section 10(c) involving an underwriting, the Company shall not be required to include any shares of Registrable Stock in such registration unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it pursuant to an underwriting agreement in customary form among the Company, the Holder and the representative of such underwriters. If in the prior written opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of shares of Common Stock to be included in the offering, then the Company shall be required to include in the registration only that number of shares of Registrable Stock, if any, which the managing underwriter believes it will not jeopardize the success of the offering by the Company. The number of shares that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account. Thereafter, if the number of shares of Registrable Stock and shares of Common Stock held by other holders with contractual registration rights to be included in the offering in accordance with the foregoing is less than the total number of shares which the



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Holder and other holders with contractual registration rights have requested to be included, then the Holder and other holders of securities by contract entitled to include them in such registration shall participate in the registration PRO RATA based upon their total ownership of shares of Common Stock (giving effect to the conversion into shares of Common Stock of all securities convertible thereunto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders PRO RATA in the manner described in the preceding sentence.

        (d) REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Warrant to use its best efforts to effect the registration of any of the shares of Registrable Stock under the Securities Act, the Company shall:

                (i) file with the Commission a Registration Statement with respect to such shares of Registrable Stock and use its best efforts to cause that Registration Statement to become and remain effective;

                (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwritten has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all shares of Registrable Stock covered thereby or 120 days after the effective date thereof (subject to extension by the aggregate amount of any Black Out Periods (defined in subsection 10(d)(v) below);

                (iii) as expeditiously as possible furnish to the Holder, counsel to the Holder and the managing underwriter such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, including any amendment of or supplement to the prospectus, as the Holder, counsel to the Holder or the managing underwriter may reasonably request in order to facilitate the public sale or other disposition of the shares of Registrable Stock; and

                (iv) as expeditiously as possible use its best efforts to register or qualify the shares of Registrable Stock covered by the Registration Statement under the securities or Blue Sky laws of such states as the Holder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Holder to consummate the public sale or other disposition in such states of the shares of Registrable Stock owned by the Holder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify to do business or execute a general consent to service of process in any jurisdiction.

                (v) if the shares of Common Stock are covered by a Form S-3 Registration Statement, notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which the



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prospectus is used (a "Fundamental Change") and, at the request of the
Holder, promptly prepare and furnish to the Holder and each underwriter, if any, a reasonable number of copies of a supplement to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; PROVIDED, HOWEVER, that if the Company receives an opinion of its counsel that the event in question constitutes a Fundamental Change and the Company notifies the Holder that it wishes to defer disclosure of the Fundamental Change and distribution of any related supplements to or stickers of the prospectus and/or filing of post-effective amendments to the Registration Statement, the Company shall be entitled to defer such disclosure, filing and/or supplements to or stickering of the prospectus for a period of up to 60 days and, in the case of a Fundamental Change which in the opinion of its counsel would require a post-effective amendment to the registration statement, shall use its best efforts to have the post-effective amendment declared effective by the Commission as soon as practicably possible thereafter (such period of time, a "Black Out Period"). The Holder may not sell any shares of Registrable Stock during a Black Out Period. The Registration Statement effectiveness period set forth in subsection 10(d)(ii) above shall be extended by the aggregate amount of all Black Out Periods.

         If the Company has delivered preliminary or final prospectuses to the Holder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Holder and, if requested, the Holder shall immediately cease making offers of shares of Registrable Stock and return all prospectuses to the Company. The Company shall promptly provide the Holder with revised prospectuses and, following receipt of the revised prospectuses, the Holder shall be free to resume making offers of the shares of Registrable Stock.

        (e) ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of one registration under Section 10(b) of this Warrant and all Registration Expenses of all registrations under Section 10(c) of this Warrant; provided, however, that if a registration under Section 10(b) is withdrawn at the request of the Holder (other than as a result of information concerning the business or financial condition of the Company which is made known to the Holder after the date on which such registration was requested) and if the Holder elects not to have such registration counted as a registration requested under
Section 10(b), the Holder and such other person selling securities thereunder shall pay the Registration Expenses of such registration PRO RATA in accordance with the number of shares of Registrable Stock or other securities (all on an as-converted to Common Stock basis) included in such registration. For purposes of this Section 10(e), the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 10, including, without limitation, all registration and filing fees, fees of the National Association of Securities Dealers, Inc., exchange or Nasdaq National Market listing fees, printing expenses, fees and expenses of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Holder's own counsel.

        (f)     INDEMNIFICATION AND CONTRIBUTION.



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                (i)     In the event of any registration of any of the shares of
Registrable Stock under the Securities Act pursuant to this Warrant, the Company will indemnify and hold harmless, to the full extent permitted by law, the Holder, each underwriter of such shares of Registrable Stock, and each other person, if any, who controls the Holder or such underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Holder, such underwriter or controlling person may become subject under the Securities Act, the Exchange
Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such shares of Registrable Stock were registered under the Securities Act, including all documents incorporated therein by reference, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and the Company will reimburse the Holder, such underwriter and each such controlling person or any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of the Holder, underwriter or controlling person specifically for use in the preparation thereof and (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any seller from whom the person asserting any such loss, claim, damage or liability purchased stock if such person did not receive a copy of the final prospectus at or prior to the confirmation of the sale of such stock to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus unless such failure to deliver the final prospectus was a result of the failure of the Company to furnish copies of the final prospectus for delivery.

                (ii) In the event of any registration of any of the shares of Registrable Stock under the Securities Act pursuant to this Warrant, the Holder will indemnify and hold harmless the Company, each of its directors and officer and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such shares of Registrable Stock or other securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the



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circumstances under which they were made, if the statement or omission was made in reliance upon and in conformity with information relating to the Holder furnished in writing to the Company by or on behalf of the Holder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement and the Holder will reimburse the Company for any legal or any other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the obligations of the Holder hereunder shall be limited to an amount equal to the proceeds to the Holder from the shares of Registrable Stock sold in connection with such registration, (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of the Company, if the person asserting any such loss, claim, damage or liability did not receive a copy of the final prospectus at or prior to the confirmation of the sale of such stock to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus if such failure to deliver the final prospectus was a result of the failure of the Company to furnish copies of the final prospectus for delivery, and (iii) the Holder shall not be obligated to provide indemnity hereunder to the extent that damages result from the failure of the Company to promptly amend or supplement any Registration Statement or prospectus on the basis of supplement information constitutes new facts or information relative to the Holder and not a correction completion of statements that were inaccurate or incomplete when originally provided by the Holder to the Company).

                (iii)   Each party entitled to indemnification under this
Section 10(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (who approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 10(f). The Indemnified Party may participate in such defense at such party's expenses; provided, however,, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                (iv) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the Holder or any controlling person thereof, make a claim for indemnification pursuant to this Section 10(f) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10(f) provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the


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part of the Holder or any such controlling person in circumstances for which indemnification is provided under this Section 10(f); then, in each such case, the Company, the Holder and all other persons who have sold securities pursuant to such Registration Statement will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so the Holder is responsible for the portion represented by the percentage that the public offering price of its shares of Registrable Stock offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company and the other selling stockholders are responsible for the remaining portion; provided, however, that in any such case, (A) in no event will the Holder be required to contribute any amount in excess of the proceeds to it of all shares of Registrable Stock sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11 of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

        (g) INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING. In the event that shares of Registrable Stock are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 10(b), the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

        (h) INFORMATION BY HOLDER. The Holder shall furnish tot he Company such information regarding the Holder and the distribution proposed by the Holders as the Company may reasonably request in writing and shall be required in connection with any registration, qualification or compliance referred to in this Warrant.

        (i) SURVIVAL OF TERMS. The provisions of this Section 10 shall survive the exercise of this Warrant in whole or in party and shall inure to the benefit of any successor Holder(s) of this Warrant by virtue of Section 9 hereof.






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